Exhibit 21.1

NAME	STATE OF INCORPORATION

25 East Same Day Surgery, L.L.C.	IL
Adventist Midwest Health/USP Surgery Centers, L.L.C.	IL
Alamo Heights Surgicare, L.P.	TX
Arlington Surgicare Partners, Ltd.	TX
Aspen Healthcare Holdings, Ltd.	UK
Aspen Healthcare, Ltd.	UK
Aspen Leasing, Ltd.	UK
Austintown Surgery Center, LLC	OH
Baptist Plaza Surgicare, L.P.	TN
Baptist Surgery Center, L.P.	TN
Bagley Holdings, LLC	OH
Bellaire Outpatient Surgery Center, L.L.P.	TX
Bon Secours Surgery Center at Virginia Beach, LLC	VA
Briarcliff Ambulatory Surgery Center, L.P.	MO
Cape Surgery Center, L.P.	FL
Cedar Park Surgery Center, L.L.P.	TX
Central Jersey Surgery Center, LLC	GA
Central Virginia Surgi-Center, L.P.	VA
CHC/USP Surgery Centers, LLC	FL
Chesterfield Ambulatory Surgery Center, L.P.	MO
Christus Cabrini Surgery Center, L.L.C.	LA
Christus Santa Rosa Surgery Center, L.L.P.	TX
Christus/USP General Partner, LLC	TX
Christus/USP Surgery Centers, L.P.	TX
CHW/USP Glendale GP, LLC	CA
CHW/USP Glendale Memorial Surgery Centers, L.L.C.	CA
CHW/USP Folsom GP, LLC	CA
CHW/USP Las Vegas Surgery Centers, LLC	NV
CHW/USP Oxnard GP, LLC	CA
CHW/USP Oxnard Surgery Centers, LLC	CA
CHW/USP Phoenix II, LLC	AZ
CHW/USP Roseville GP, LLC	CA
CHW/USP Sacramento Surgery Centers, L.L.C.	CA
CHW/USP San Gabriel GP, L.L.C.	CA
CHW/USP San Gabriel Surgery Centers, L.L.C.	CA
CHW/USP Surgery Centers, LLC	AZ
Clarkston ASC Partners, LLC	MI
Coast Surgery Center, L.P.	CA
Corpus Christi Holdings, LLC	NV
Corpus Christi Surgicare, Ltd.	TX
Creekwood Surgery Center, L.P.	MO

NAME	STATE OF INCORPORATION

Dallas Surgical Partners, L.L.P.	TX
Day-Op Surgery Consulting Company, LLC	DE
Decatur Surgery Center, L.P.	DE
Denton Surgicare Partners, Ltd.	TX
Denton Surgicare Real Estate, Ltd.	TX
Desert Ridge Outpatient Surgery, LLC	AZ
Desoto Surgicare Partners, Ltd.	TX
Destin Surgery Center, Ltd.	FL
Doctors Outpatient Surgicenter, Ltd.	TX
East Brunswick Surgery Center, LLC	NJ
East West Surgery Center, L.P.	GA
Elmwood Park Same Day Surgery, L.L.C.	IL
ENH/USP Surgery Centers II, L.L.C.	IL
Folsom Outpatient Surgery Center, L.P.	CA
Fort Worth Osteopathic Surgery Center, L.P.	TX
Fort Worth Osteopathic Surgery Center GP, L.L.C.	TX
Fort Worth Surgicare Partners, Ltd.	TX
Frisco Medical Center, L.L.P.	TX
Garland Surgicare Partners, Ltd.	TX
Georgia Musculoskeletal Network, Inc.	GA
Genesis ASC Partners, LLC	MI
Glendale Memorial Ambulatory Surgery Center, L.P.	CA
Global Healthcare Partners, Ltd.	UK
Grapevine Surgicare Partners, Ltd.	TX
Greater Baton Rouge Surgical Hospital, LLC	LA
Health Horizons of Kansas City, Inc.	TN
Health Horizons of Murfreesboro, Inc.	TN
Health Horizons of Nashville, Inc.	TN
Highgate Private Clinic, Ltd.	UK
Huguley Surgery Center, LLP	TX
INTEGRIS/USP Surgery Centers, LLC	OK
INTEGRIS/USP Surgery Centers II, L.L.C.	OK
Irving-Coppell Surgical Hospital, L.L.P.	TX
KSF Orthopaedic Surgery Center, L.L.P.	TX
Lake Lansing ASC Partners, LLC	MI
Lansing ASC Partners, LLC	MI
Lapeer ASC Partners, LLC	MI
Las Cruces Surgical Center LLC	NM
Lawrenceville Surgery Center, L.L.C.	GA
Lewisville Surgicare Partners, Ltd.	TX
Liberty Ambulatory Surgery Center, L.P.	MO
Mary Immaculate Ambulatory Surgery Center, LLC	VA
McLaren ASC of Flint, LLC	MI

NAME	STATE OF INCORPORATION

MCSH Real Estate Investors, Ltd.	TX
Medcenter Management Services, Inc.	DE
Memorial Ambulatory Surgery Center, LLC	VA
Memorial Hermann Surgery Center Katy, LLP	TX
Memorial Hermann Surgery Center Northwest LLP	TX
Memorial Hermann Surgery Center Southwest, L.L.P.	TX
Memorial Hermann Surgery Center Texas Medical Center, LLP	TX
Memorial Hermann Surgery Center Sugar Land, L.L.P.	TX
Memorial Hermann Surgery Center — The Woodlands, LLP	TX
Memorial Hermann/USP Surgery Centers, LLP	TX
Memorial Hermann/USP Surgery Centers II, LP	TX
Memorial Hermann/USP Surgery Centers III, LLP	TX
Mercy/USP General Partners, L.L.C.	PA
Mercy/USP Surgery Centers, L.P.	PA
Metroplex Surgicare Partners, Ltd.	TX
Michigan ASC Partners, L.L.C.	MI
Mid Rivers Ambulatory Surgery Center, L.P.	MO
Middle Tennessee Ambulatory Surgery Center, L.P.	DE
Mountain Empire Surgery Center, L.P.	GA
MSH Partners, LLP	TX
New Mexico Orthopaedic Surgery Center Limited Partnership	GA
North MacArthur Surgery Center, LLC	OK
North Central Surgical Center, L.L.P.	TX
North Garland Surgery Center, L.L.P.	TX
NKCH/USP Briarcliff GP, LLC	MO
NKCH/USP Liberty GP, LLC	MO
North Shore Same Day Surgery, L.L.C.	IL
Northern Monmouth Regional Surgery Center, L.L.C.	NJ
Northside-Cherokee/USP Surgery Centers, L.L.C.	GA
Northwest Georgia Orthopaedic Surgery Center, LLC	GA
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	OK
Ortho Excel, Inc.	DE
OrthoLink ASC Corporation	TN
OrthoLink Baptist ASC, LLC	TN
OrthoLink Physicians Corporation	DE
OrthoLink Radiology Services Corporation	TN
OrthoLink/ Georgia ASC, Inc.	GA
OrthoLInk/New Mexico ASC, Inc.	GA
OrthoLink/TN ASC, Inc.	TN
OrthoLInk/TOC, LLC	TN
Olive Ambulatory Surgery Center, L.P.	MO
Orthopedic and Surgical Specialty Company, LLC	AZ
Orthopedic South Surgical Partners, LLC	GA

NAME	STATE OF INCORPORATION

Pacific Endo-Surgical Center, L.P.	CA
Park Cities Surgery Center, L.P.	TX
Parkway Surgery Center, LLC	NV
Parkwest Surgery Center, L.P.	TN
Pasadena Holdings, LLC	NV
Physicians Data Professionals, Inc.	TX
Physicians Pavilion, L.P.	DE
Plainfield Surgery Center, LLC	IL
Providence/USP Santa Clarita GP, LLC	CA
Providence/USP Surgery Centers, L.L.C.	CA
Radsource, LLC	DE
Reading Ambulatory Surgery Center, L.P.	PA
Resurgens Surgery Center, LLC	GA
River North Same Day Surgery, L.L.C.	IL
Rockwall/Heath Surgery Center, L.L.P.	TX
Roseville Surgery Center, L.P.	CA
Roswell Surgery Center, L.L.C.	GA
Saint Thomas Campus Surgicare, L.P.	TN
Saint Thomas/USP — Baptist Plaza, L.L.C.	TN
Saint Thomas/USP Surgery Centers, L.L.C.	TN
Saint Thomas/USP Surgery Centers II, LLC	TN
Same Day Surgery, LLC	IL
Same Day Management, L.L.C.	IL
San Antonio Endoscopy, L.P.	TX
San Fernando Valley Surgery Center, L.P.	CA
San Gabriel Ambulatory Surgery Center, L.P.	CA
San Gabriel Valley Surgical Center, L.P.	CA
San Martin Surgery Center, LLC	NV
Santa Clarita Surgery Center, L.P.	CA
Sarasota Surgicare, Ltd.	FL
Shrewsbury Surgery Center, LLC	NJ
Shore Outpatient Surgicenter, L.L.C.	GA
SmartHealth Norwin Hills Outpatient Center, L.P.	PA
Southwest Ambulatory Surgery Center, L.L.C.	OK
Specialists Surgery Center, L.L.C.	OK
Specialty Surgicenters, Inc.	GA
SSI Holdings, Inc.	GA
St. Agnes Surgery Center of Ellicott City, L.L.L.P.	MD
St. Agnes/USP Joint Venture, LLC	MD
St. John’s Outpatient Surgery Center, LP	CA
St. Joseph’s Outpatient Surgery Center, LLC	AZ
St. Mary’s Surgical Center, LLC	MO
St. Mary’s/USP Surgery Centers, LLC	MO

NAME	STATE OF INCORPORATION

St. Vincent Health/USP, LLC	IN
Sugar Land Surgical Hospital, LLP	TX
Sunset Hills Ambulatory Surgery Center, L.P.	MO
Surgery Center of Georgia, LLC	GA
Surgicoe of Texas, Inc.	TX
Surgicoe Real Estate, L.L.C.	GA
Tamarac Surgery Center LLC	FL
Terre Haute Surgical Center, LLC	IN
Teton Outpatient Services, LLC	WY
Texan Ambulatory Surgery Center, L.P.	TX
Texas Health Venture Arlington L.P.	TX
Texas Health Venture Bellaire, L.P.	TX
Texas Health Venture Denton L.P.	TX
Texas Health Venture DSP L.P.	TX
Texas Health Venture Fort Worth, L.L.C.
Texas Health Venture Frisco, L.P.	TX
Texas Health Venture Garland, L.P.
Texas Health Venture Grapevine L.P.	TX
Texas Health Venture Huguley, L.P.	TX
Texas Health Venture Irving-Coppell, L.P.	TX
Texas Health Venture North Garland, L.P.	TX
Texas Health Venture Park Cities, L.P.	TX
Texas Health Venture Park Cities/Trophy Club, LP	TX
Texas Health Venture Rockwall, L.P.	TX
Texas Health Ventures Group L.L.C.	TX
Texas Health Ventures Group Holdings, LLC	NV
The Center for Ambulatory Surgical Treatment, L.P.	CA
The Surgery Center, an Ohio limited partnership	OH
THVG Arlington GP, LLC	DE
THVG Bedford GP, LLC	DE
THVG Bedford, L.P.	TX
THVG Bellaire GP, LLC	TX
THVG Denton GP, LLC	DE
THVG DeSoto GP, LLC	DE
THVG DeSoto, L.P.	TX
THVG DSP GP, LLC	DE
THVG Fort Worth GP, LLC	DE
THVG Fort Worth, L.P.	TX
THVG Frisco GP, LLC	DE
THVG Garland GP, LLC	DE
THVG Grapevine GP, LLC	DE
THVG Huguley GP, LLC	DE
THVG Irving-Coppell GP, LLC	DE

NAME	STATE OF INCORPORATION

THVG Lewisville GP, LLC	DE
THVG Lewisville, L.P.	TX
THVG North Garland GP, LLC	DE
THVG Park Cities GP, LLC	TX
THVG Park Cities/Trophy Club GP, LLC	TX
THVG Rockwall GP, LLC	DE
THVG Valley View GP, LLC	DE
THVG Valley View L.P.	TX
THVG/HeatlhFirst, LLC	TX
THVG/HealthFirst Holdings, LLC	NV
Toms River Surgery Center, L.L.C.	NJ
TOPS Specialty Hospital, Ltd.	TX
Trophy Club Medical Center, L.P.	TX
Tulsa Outpatient Surgery Center, LLC	OK
United Surgery Center — Southeast, Ltd.	TX
United Surgical Associates, L.L.C.	AZ
University Surgical Partners of Dallas, L.L.P.	TX
United Surgical of Atlanta, Inc.	GA
United Surgical Partners Holdings, Inc.	DE
University Surgery Center, Ltd.	FL
USP Alexandria, Inc.	LA
USP Austin, Inc.	TX
USP Austintown, Inc.	OH
USP Baton Rouge, Inc.	LA
USP Baltimore, Inc.	MD
USP Cedar Park, Inc.	TX
USP Central New Jersey, Inc.	NJ
USP Chesterfield, Inc.	MO
USP Chicago, Inc.	IL
USP Cleveland, Inc.	OH
USP Coast, Inc.	CA
USP Corpus Christi, Inc.	TX
USP Cottonwood, Inc.	AZ
USP Creve Coeur, Inc.	MO
USP Decatur, Inc.	TN
USP Destin, Inc.	FL
USP Domestic Holdings, Inc.	DE
USP Fredericksburg, Inc.	VA
USP Glendale, Inc.	CA
USP Houston, Inc.	TX
USP Indiana, Inc.	IN
USP International Holdings, Inc.	DE
USP Kansas City, Inc.	MO

NAME	STATE OF INCORPORATION

USP Las Cruses, Inc.	NM
USP Long Island, Inc.	DE
USP Lyndhurst, Inc.	OH
USP Michigan, Inc.	MI
USP Midwest, Inc.	IL
USP Mission Hills, Inc.	CA
USP Nevada, Inc.	NV
USP Nevada Holdings, LLC	NV
USP Newport News, Inc.	VA
USP New Jersey, Inc.	NJ
USP North Kansas City, Inc.	MO
USP North Texas, Inc.	DE
USP Oklahoma, Inc.	OK
USP Olive, Inc.	MO
USP Oxnard, Inc.	CA
USP Philadelphia, Inc.	PA
USP Phoenix, Inc.	AZ
USP Pittsburgh, Inc.	PA
USP Reading, Inc.	PA
USP Richmond, Inc.	VA
USP Sacramento, Inc.	CA
USP San Antonio, Inc.	TX
USP San Gabriel, Inc.	CA
USP Sarasota, Inc.	FL
USP Securities Corporation	TN
USP St. Peters, Inc.	MO
USP Sunset Hills, Inc.	MO
USP Tennessee, Inc.	TN
USP Texas, L.P.	TX
USP Texas Air, L.L.C.	TX
USP Torrance, Inc.	CA
USP Virginia Beach, Inc.	VA
USP West Covina, Inc.	CA
USP Westwood, Inc.	CA
USP Winter Park, Inc.	FL
USPE Holdings Limited	UK
Valley View Surgicare Partners, Ltd.	TX
Warner Park Surgery Center, L.P.	AZ
Zeeba Surgery Center, L.P.	OH